KKR Real Estate Finance Trust Inc. 2nd Quarter 2020 Supplemental Information August 3, 2020

Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on the Company’s financial condition and business operations; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; difficulty or delays in redeploying the proceeds from repayments of our existing investments; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and under Part II – Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of August 3, 2020. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of June 30, 2020 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Core Earnings and Core Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP. 2

KKR Real Estate Finance Trust Inc. Overview Best In Class Conservative & Diverse Fully Integrated with KKR Investment Portfolio Balance Sheet $5.3 Billion $6.1 Billion 36% Investment Portfolio Financing Capacity KKR Ownership in KREF 99.5% 81% 73% $207 Billion $19 Billion Senior Loans Multifamily & Office Fully Non-Mark-to-Market(1) Global AUM Internal Balance Sheet $134 Million 8.9% $431 Million $11 Billion 85 Average Loan Size Unfunded Current Liquidity(2) Real Estate AUM(3) Real Estate Professionals One firm culture that rewards investment Purpose built portfolio focused on senior loans Conservative liability management focused on discipline, creativity, determination and on institutional real estate and sponsorship diversified non-mark-to-market financing patience and emphasizes the sharing of secured predominantly by lighter transitional, capacity information, resources, expertise and best multifamily and office properties practices (1) Based on outstanding face amount of asset level secured financing and excludes convertible notes and the corporate revolving credit facility. Note: 100% of financings are non-mark-to-capital markets marks. (2) Comprised of $127.3 million in cash, $285.0 million undrawn corporate revolver capacity and $18.8 million approved and undrawn secured financing facilities as of June 30, 2020. (3) Figures represent AUM across all KKR real estate transactions since 2011; strategies include Real Estate Partners Americas, Real Estate Partners Europe, Asia Real Estate Partners, Property Partners Americas, Real Estate Credit, Real Estate NBFC, Private Equity funds, Special Situations, trophy single tenant investments in KKR Credit accounts, Balance Sheet investments and a pro rata portion of Drawbridge Realty’s AUM ($495 million). KKR does not act as an investment adviser to Drawbridge or any of its portfolio investments. 3

2Q'20 Key Highlights • Net income(1) of $0.52 per diluted share, Core Earnings(2) of $0.45 per diluted share and book value(3) of $18.57 per share • Portfolio benefits from low LIBOR given in-place floors; approximately 98% of the portfolio is subject to LIBOR floor of at least 0.95% Financials • Book value(3) per share inclusive of ($1.16) per share CECL credit loss allowance • Repurchased approximately 389 thousand shares at an average price of $14.92 for a total of $5.8 million • Year-to-date, repurchased approximately 2 million shares at an average price of $12.27 for a total of $25.0 million • $431.1 million of available liquidity(4) Liquidity & • 73% of outstanding secured financing is fully non-mark-to-market and the remaining balance is only mark-to-credit Capitalization • Net borrowed $67.7 million on secured financing facilities and repaid $285.0 million on corporate revolver • $5.3 billion predominantly senior loan portfolio • Weighted average LTV of 66%(5) and weighted average risk rating of 3.1 Portfolio • Multifamily and office assets represent 81% of loan portfolio; only 8% of portfolio is comprised of hospitality and retail asset classes • Collected 99.8% and 99.8% of interest payments due on loan portfolio in 2Q'20 and July 2020, respectively Note: Net income attributable to common stockholders per share and Core Earnings per share are based on diluted weighted average shares outstanding for the quarter ended June 30, 2020; book value per share is based on shares outstanding as of June 30, 2020. (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (3) Book value per share includes the year-to-date (“YTD”) impact of a ($0.6) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock (‘SNVPS’), resulting in a cumulative (since issuance of the SNVPS) decrease of $2.3 million to our book value as of June 30, 2020. (4) Comprised of $127.3 million in cash, $285.0 million undrawn corporate revolver capacity and $18.8 million approved and undrawn secured financing facilities as of June 30, 2020. (5) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. 4

2Q'20 Financial Summary Income Statement Balance Sheet ($ in Millions) 2Q20 ($ in Millions) 2Q20 Net Interest Income $36.7 Total Portfolio $5,256.8 Other Income 0.4 Term Credit Facilities 1,087.8 Operating Expenses and Other (9.9) Term Lending Agreement 900.0 CECL Provision for Credit Loss, Net 1.4 Asset Specific Financing 82.3 Net Income Attributable to Common Stockholders $28.6 Warehouse Facility 57.6 Weighted Average Shares Outstanding, Diluted 55,504,077 Revolving Credit Agreements 50.0 Net Income per Share, Diluted $0.52 Convertible Notes 143.8 Core Earnings(1) $25.9 Total Debt $2,321.5 (1) Core Earnings per Share, Diluted $0.45 Term Loan Facility 984.9 Dividend per Share $0.43 Collateralized Loan Obligation 810.0 Senior Loan Interests(2) 143.6 Total Leverage $4,260.0 Cash 127.3 Total Permanent Equity 1,030.2 Debt-to-Equity Ratio(3) 2.1x Total Leverage Ratio(4) 4.0x Shares Outstanding 55,491,405 Book Value per Share(5) $18.57 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Includes loans financed through the non-recourse sale of a senior interest that is not included in our GAAP consolidated financial statements. (3) Represents (i) total debt less cash to (ii) total permanent equity. The debt-to-equity ratio, adjusted for the impact of CECL allowance for credit losses, is 2.0x at 2Q'20. (4) Represents (i) total leverage less cash to (ii) total permanent equity. The total leverage ratio, adjusted for the impact of CECL allowance for credit losses, is 3.8x at 2Q'20. (5) Book value per share includes (i) CECL credit loss allowance of ($64.3) million or ($1.16) per common share, (ii) write-off of ($4.7) million or ($0.08) per common share on the Company’s $5.5 million mezzanine loan, and (iii) the YTD impact of ($0.6) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $2.3 million to our book value as of June 30, 2020. 5

Recent Operating Performance Net Income(2) and Core Earnings(1) Dividends and Book Value Per Share 2Q'19 1Q'20 2Q'20 ($ in Millions) 2Q'19 1Q'20 2Q'20 Net income: Dividend per share: $17.4 ($35.2) $28.6 $0.43 $0.43 $0.43 Core earnings: Dividend yield on book value per share: $20.5 $25.3 $25.0 8.8% 9.3% 9.3% $0.52 $19.57 $19.73 $0.44 $0.45 $19.54 $0.36 $0.30 $1.22 $1.16 2Q'19 1Q'20 2Q'20 $18.45 $18.57 ($0.61) 2Q'19 1Q'20 2Q'20 Net Income per Diluted Share Core Earnings per Diluted Share BVPS Post-CECL CECL Impact (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Represents Net Income attributable to common stockholders. (3) Book value per share includes the YTD impact of ($0.6) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $2.3 million to our book value as of June 30, 2020. 6

Conservative Portfolio Construction Investment Portfolio Evolution Property Type Evolution <3% <1% 100% 100% 86% 27% 81% 80% 80% 62% 6% Securities Multifamily 60% 60% and Office Mezz Loan 97% 99% Hospitality and Senior Loan 40% 40% 31% Retail 67% 20% 20% 7% 8% 0% 0% At IPO 4Q'18 2Q'20 At IPO 4Q'18 2Q'20 Larger Average Loan Size Future Funding as a Percentage of Total Commitments ($ in Millions) 25% $150 20% $100 15% 23% $134 10% $50 $100 5% 10% $50 9% $0 0% At IPO 4Q'18 2Q'20 At IPO 4Q'18 2Q'20 Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans. 7

Last Twelve Months Loan Activity Portfolio Funding Activity – Outstanding Principal(2) ($ in Millions) Future Funding Obligations(3) $5,777 $5,696 $5,826 $5,769 $5,489 $556 $619 $765 $593 $78 $54 $512 $204 $621 $180 $537 $473 $338 $5,221 $5,233 $5,233 $5,257 $4,952 $5,075 2Q'19 3Q'19 3Q'19 3Q'19 4Q'19 4Q'19 4Q'19 1Q'20 1Q'20 1Q'20 2Q'20 2Q'20 2Q'20 Portfolio Fundings Repayments(4) Portfolio Fundings Repayments(5) Portfolio Fundings Repayments Portfolio Fundings (6) Repayments Portfolio(7) (1) See Appendix for definition. (2) Includes capital committed to our investment in an aggregator vehicle that invests in CMBS. (3) Future funding obligations are generally contingent upon certain events and may not result in investment by us. (4) Includes sale of residual direct CMBS B-Piece investments with an initial cost of $10.0 million. (5) Includes vertical loan syndications. (6) Includes $1.0 million PIK interest. (7) Gross of write-off of $4.7 million on a $5.5 million mezzanine loan. 8

KREF Loan Portfolio by the Numbers Total Portfolio Growth Investment Type(4) Interest Rate Type ($ in Millions) Current Portfolio: Mezz Fixed 0.5% 0.1% (2) $5.3 billion $5,257 $4,952 Including net funding and repayment activity subsequent to quarter-end $2,960 Senior Floating Loans 99.9% $1,265 99.5% Property Type 2Q'17 2Q'18 2Q'19 2Q'20 Industrial Hospitality (3) 3% Geography 4% Student Retail Housing 1% 7% 4% Condo (Residential) 7% 21% 6% Multifamily Office 53% 9% 28% 12% 7% 7% Office Multifamily Class-B 25% Class-B 13% 6% 5% Class-A Class-A Other <5%, 20% 75% 87% Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans. (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. See page 21 for additional details. (2) As of July 31, 2020. (3) Map does not include Midwest Mezzanine portfolio ($5.5 million). (4) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage and excludes vertical loan syndications. 9

Multifamily and Office Loan Overview Multifamily Office 53% of Loan Portfolio 28% of Loan Portfolio $146 mm 67% <1% $147 mm 64% <1% Average Loan Size W.A. LTV Construction Average Loan Size W.A. LTV Co-Working Exposure 53% 74% 2014 72% 78% 6.3 years W.A. Occupancy W.A. Occupancy W.A. Year Built W.A. Occupancy W.A. Occupancy W.A. Remaining at Closing Current at Closing Current Lease Term Property Locations Property Locations 10

Case Studies: Largest Three Multifamily Loans Investment Brooklyn Multifamily Chicago Multifamily Arlington Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date May 2019 June 2019 June 2019 Collateral 857-Unit Class-A Luxury Multifamily 800-Unit Class-A Luxury Multifamily 1,100-Unit Class-A Multifamily Location Brooklyn, NY Chicago, IL Arlington, VA Committed Amount $386 million $340 million $274 million Current Principal Amount $375 million $335 million $265 million Basis $438k / unit $418k / unit $239k / unit Coupon L + 2.7% L + 2.8% L + 2.5% LTV(1) 51% 75% 70% Max Remaining Term (Yrs.) 3.9 6.0 4.0 Asset Photos (1) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. 11

Case Studies: Largest Three Office Loans Investment Boston Office Plano Office Minneapolis Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date May 2018 February 2020 November 2017 Class-B+ Office Four Class-A- Office Buildings Two Class-A Office Buildings Collateral Totaling 474k SF Totaling 930k SF Totaling 1.1mm SF Location Boston, MA Plano, TX Minneapolis, MN Committed Amount $227 million $227 million $194 million Current Principal Amount $207 million $177 million $189 million Basis $447 / SF $190 / SF $178 / SF Coupon L + 2.4% L + 2.7% L + 3.8% LTV(1) 68% 64% 63% Max Remaining Term (Yrs.) 2.9 4.6 2.4 Asset Photos (1) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. 12

Portfolio Credit Quality Remains Very Strong • Loan portfolio is 99.9% performing Loan-to-Value(1,2) Risk Rating Distribution(2) (% of total portfolio) (% of portfolio) Weighted Average Weighted Average 1Q'20 LTV(3): 66% 1Q'20 Risk Rating(3): 3.0 77% 28% 27% 20% 17% 14% 6% 3% 0% 8% 1 2 3 4 5 2 3 28 7 0 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% Loan Count Weighted Average Weighted Average 2Q'20 LTV(3): 66% 2Q'20 76% Risk Rating(3): 3.1 28% 27% 20% 17% 16% 8% 3% 5% 0.1% 1 2 3 4 5 2 2 27 1 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 7 Loan Count (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. (2) Includes non-consolidated senior interests and excludes vertical loan syndications. (3) Weighted average is weighted by current principal amount for our senior and mezzanine loans. 13

Case Studies: Watch List Loans(1) (Risk Rated-4) Investment New York Condo Ft. Lauderdale Hotel New York Condo Portland Retail San Diego, Multifamily Brooklyn Hotel Queens Industrial Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment December 2018 November 2018 August 2017 October 2015 February 2020 January 2019 July 2017 Date 126-Unit Class-A 346-Key 40-Unit Luxury Residential 1.1M Square Foot Retail 231-Unit Class-A Two Class–B Buildings Collateral 196-Key Hotel Residential Condominium Full-Service Hotel Condominium Center Multifamily Totaling 595k RSF Loan Acquisition Refinance Refinance Refinance Acquisition Refinance Acquisition Purpose Location New York, NY Ft. Lauderdale, FL New York, NY Portland, OR San Diego, CA Brooklyn, NY Queens, NY Committed $235 million $151 million $131 million $125 million $106 million $76 million $75 million Amount Current Principal $194 million $141 million $131 million $125 million $106 million $76 million $66 million Amount Loan Basis $1,213 / SF $406k / key $1,841 / SF $115 / SF $459k / unit $390k / key $116 / SF Spread L + 3.6% L + 2.9% L + 4.7% L + 5.5% L + 3.3% L + 2.9% L + 3.0% LTV(2) 71% 62% 53% 61% 71% 69% 64% Max Remaining 3.5 3.4 1.3 0.4 4.6 3.6 2.1 Term (Yrs.) (1) Excludes $5.5 million mezzanine loan risk-rated 5. (2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. 14

Financing Overview: 73% Non-Mark-To-Market • Diversified financing sources totaling $6.1 billion with $1.9 billion of undrawn capacity Summary of Outstanding Financing Leverage Ratios ($ in Millions) Maximum Outstanding Weighted Avg. Advance Non- Capacity Face Amount Coupon Rate MTM 4.0x Term Credit Facilities $2,000 $1,088 L+1.7% 71.5% - (2) 0.2x Term Lending $900 $900 L+1.9% 79.9% Agreement  2.1x CECL Impact 3.8x 0.1x Pre-CECL Warehouse Facility $500 $58 L+1.5% 75.0%  2.0x Asset Specific $300 $82 L+1.7% 76.6% Financing  Debt-to-Equity Total Leverage Ratio (3) Ratio (4) Convertible $144 $144 6.1% - Notes  Outstanding Secured Financing(5) Corporate Revolving $335 $50 L+2.0% - Credit Facility  Total Corporate $4,179 $2,322 Obligations Term Loan Facility $1,000 $985 L+1.6% 82.9% Warehouse Term Loan  Term Credit Facility Facility Facilities Collateralized Loan 1% 24% $810 $810 L+1.4% 81.0% 27% Obligation  Senior Loan $144 $144 L+1.6% 80.0% Asset Specific Term Lending Interests(1)  Financing Agreement 2% Collateralized 22% Total Leverage $6,133 $4,261 Loan Obligation Senior Loan 20% Interests Non-Mark- (1) Includes $143.6 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interest in loans KREF originated. to-Market (2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions. 4% (3) Represents (i) facilities outstanding face amount (excluding non-recourse term loan facility), and convertible notes less cash to (ii) total permanent equity, in each case, at 73% period end. The debt-to-equity ratio, adjusted for the impact of CECL allowance for credit losses, is 2.0x at 2Q'20. (4) Represents (i) facilities outstanding face amount, convertible notes, loan participations sold (excluding pari passu and vertical loan syndications), non-consolidated senior loan interests, and collateralized loan obligation less cash to (ii) total permanent equity, in each case, at period end. The total leverage ratio, adjusted for the impact of CECL allowance for credit losses, is 3.8x at 2Q'20. (5) Based on outstanding face amount of secured financing and excludes convertible notes and the corporate revolving credit facility. 15

Financing Overview: Term Credit Facilities ($ in Millions) Counterparty Total / Weighted Average Drawn $469 $419 $200 $1,088 Capacity $1,000 $600 $400 $2,000 Collateral: Loans / Principal 5 Loans / $658 3 Loans / $558 3 Loans / $306 11 Loans / $1,522 Balance Stated Maturity November 2023 December 2022 October 2021(1) - Weighted Average Pricing L + 1.5% L + 1.8% L + 1.9% L + 1.7% Weighted Average Advance 71.3% 75.0% 65.4% 71.5% Mark-to-market Credit Only Credit Only Credit Only(2) - Student Housing Condo 4% 9% Office 10% Property Type: Multi- family Retail 62% 15% (1) Does not reflect KREF's option to extend the maturity date to October 2023 subject to certain extension conditions. (2) Facility benefits from a margin holiday through December 2020. 16

Liquidity Overview Sources of Available Liquidity ($ in Millions) $500.0 $450.0 $431.1 $18.8 $400.0 $350.0 $300.0 $285.0 $250.0 $200.0 $150.0 $100.0 $127.3 $50.0 $0.0 Cash Undrawn Approved and Undrawn Total Available Liquidity Corporate Revolver Credit Capacity (1) (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. 17

Rate Floors Provide Protection in a Declining Rate Environment • 99.9% of the portfolio is indexed to one-month USD LIBOR • Portfolio benefits from decreasing rates given in place LIBOR floors  98% of the portfolio is subject to a LIBOR floor of at least 0.95%  5% of total outstanding financing is subject to a LIBOR floor greater than 0.0% Net Interest Income Per Share Sensitivity to LIBOR Movements(1) ($ Impact Per Share / Q) $0.18 LIBOR as of $0.16 $0.16 6/30/2020 $0.14 $0.13 $0.12 $0.12 $0.10 $0.08 $0.08 $0.06 $0.04 $0.04 LIBOR as of $0.02 3/31/2020 $0.00 $0.00 0.99% 0.75% 0.50% 0.25% 0.16% 0.00% LIBOR (1) Portfolio as of June 30, 2020. 18

Appendix 19

Portfolio Details Investment Committed Current Net Future Max Remaining Loan Per Risk # Investment Location Property Type Coupon(4)(5) LTV(4)(7) Date Principal Amount Principal Amount Equity(2) Funding(3) Term (Yrs)(4)(6) SF / Unit / Key Rating Senior Loans(1) 1 Senior Loan Brooklyn, NY Multifamily 5/22/2019 $386.0 $375.1 $91.9 $10.9 L + 2.7% 3.9 $ 437,738 / unit 51% 3 2 Senior Loan Chicago, IL Multifamily 6/28/2019 340.0 334.6 82.7 5.4 L + 2.8% 6.0 $ 418,289 / unit 75% 3 3 Senior Loan Arlington, VA Multifamily 6/28/2019 273.5 265.1 65.4 8.4 L + 2.5% 4.0 $ 238,843 / unit 70% 3 4 Senior Loan New York, NY Condo (Resi) 12/20/2018 234.5 194.3 37.0 40.2 L + 3.6% 3.5 $ 1,213 / SF 71% 4 5 Senior Loan Boston, MA Office 5/23/2018 227.3 207.0 36.7 20.3 L + 2.4% 2.9 $ 447 / SF 68% 3 6 Senior Loan Plano, TX Office 2/6/2020 226.5 176.8 32.7 49.7 L + 2.7% 4.6 $ 190 / SF 64% 3 7 Senior Loan Various Multifamily 5/31/2019 216.5 208.5 39.2 8.0 L + 3.5% 3.9 $ 194,882 / unit 74% 3 8 Senior Loan Minneapolis, MN Office 11/13/2017 194.4 189.2 34.7 5.2 L + 3.8% 2.4 $ 178 / SF 63% 2 9 Senior Loan Chicago, IL Multifamily 6/6/2019 186.0 179.5 35.3 1.3 L + 2.7% 3.9 $ 364,837 / unit 74% 3 10 Senior Loan Denver, CO Multifamily 8/13/2019 185.0 161.1 34.7 23.9 L + 2.8% 4.2 $ 271,167 / unit 64% 3 11 Senior Loan Irvine, CA Office 11/15/2019 183.3 155.9 39.3 27.4 L + 2.9% 4.4 $ 256 / SF 66% 3 12 Senior Loan Philadelphia, PA Office 4/11/2019 182.6 153.9 24.3 28.7 L + 2.6% 3.9 $ 218 / SF 65% 3 13 Senior Loan Washington, D.C. Office 12/20/2019 175.5 53.0 11.9 122.5 L + 3.4% 4.5 $ 320 / SF 58% 3 14 Senior Loan Seattle, WA Office 9/13/2018 172.0 168.0 29.8 4.0 L + 3.8% 3.3 $ 490 / SF 62% 3 15 Senior Loan Chicago, IL Office 7/15/2019 170.0 130.7 25.5 39.3 L + 3.3% 4.1 $ 126 / SF 59% 3 16 Senior Loan Philadelphia, PA Office 6/19/2018 165.0 157.3 29.6 7.7 L + 2.5% 3.0 $ 162 / SF 71% 3 17 Senior Loan New York, NY Multifamily 12/5/2018 163.0 148.0 23.1 15.0 L + 2.6% 3.4 $ 556,391 / unit 67% 3 18 Senior Loan Fort Lauderdale, FL Hospitality 11/9/2018 150.6 140.6 27.8 10.0 L + 2.9% 3.4 $ 406,239 / key 62% 4 19 Senior Loan North Bergen, NJ Multifamily 10/23/2017 150.0 150.0 37.8 - L + 3.2% 2.4 $ 468,750 / unit 57% 3 20 Senior Loan Various Retail 12/19/2019 147.0 102.2 25.0 44.8 L + 2.6% 5.1 $ 76 / SF 55% 3 21 Senior Loan Boston, MA Multifamily 3/29/2019 138.0 137.0 22.1 1.0 L + 2.7% 3.8 $ 351,282 / unit 63% 3 22 Senior Loan West Palm Beach, FL Multifamily 11/7/2018 135.0 131.6 20.9 3.4 L + 2.9% 3.4 $ 162,108 / unit 73% 3 23 Senior Loan New York, NY Condo (Resi) 8/4/2017 131.0 131.0 58.0 - L + 4.7% 1.3 $ 1,841 / SF (9) 53% 4 24 Senior Loan Portland, OR Retail 10/26/2015 125.0 125.0 49.9 - L + 5.5% 0.4 $ 115 / SF 61% 4 25 Senior Loan San Diego, CA Multifamily 2/3/2020 106.0 106.0 21.5 - L + 3.3% 4.6 $ 458,874 / unit 71% 4 26 Senior Loan State College, PA Student Housing 10/15/2019 93.4 69.4 16.9 24.0 L + 2.7% 4.4 $ 54,620 / bed 64% 3 27 Senior Loan Seattle, WA Multifamily 9/7/2018 92.3 92.3 16.7 - L + 2.6% 3.2 $ 515,571 / unit 76% 3 28 Senior Loan Los Angeles, CA Multifamily 12/11/2019 91.0 91.0 18.9 - L + 2.8% 2.5 $ 421,220 / unit 72% 3 29 Senior Loan New York, NY Multifamily 3/29/2018 86.0 86.0 14.4 - L + 2.6% 2.8 $ 462,366 / unit 48% 1 30 Senior Loan Seattle, WA Office 3/20/2018 80.7 80.7 14.6 - L + 3.6% 2.8 $ 473 / SF 61% 3 31 Senior Loan Philadelphia, PA Multifamily 10/30/2018 77.0 77.0 12.9 - L + 2.7% 3.4 $ 150,980 / unit 73% 3 32 Senior Loan Brooklyn, NY Hospitality 1/18/2019 76.4 76.4 16.0 - L + 2.9% 3.6 $ 389,633 / key 69% 4 33 Senior Loan Queens, NY Industrial 7/21/2017 75.1 66.3 12.2 8.8 L + 3.0% 2.1 $ 116 / SF 64% 4 34 Senior Loan Atlanta, GA Industrial 7/24/2018 74.5 73.3 17.0 1.2 L + 2.7% 3.1 $ 67 / SF 74% 1 35 Senior Loan Herndon, VA Multifamily 12/23/2019 73.9 72.8 11.7 1.1 L + 2.5% 4.5 $ 247,700 / unit 72% 3 36 Senior Loan Austin, TX Multifamily 9/12/2019 67.5 67.5 12.3 - L + 2.5% 4.2 $ 190,678 / unit 75% 3 37 Senior Loan Atlanta, GA Multifamily 8/9/2019 61.5 61.5 11.2 - L + 3.0% 4.2 $ 170,833 / unit 74% 2 Total / Weighted Average $5,713.0 $5,195.6 $1,111.6 $512.2 L + 3.0% 3.7 66% 3.1 Mezzanine Loans 1 Floating Rate Mezzanine Westbury, NY Multifamily 1/27/2020 20.0 20.0 19.9 - L + 9.0% 4.1 $ 464,135 / unit 66% 3 2 Fixed Rate Mezzanine(1 0 ) Various Retail 6/8/2015 5.5 5.5 0.9 - 11.0% 5.0 $ 46 / SF 72% 5 Total / Weighted Average $25.5 $25.5 $20.8 $0.0 11.0% 4.3 67% 3.4 CMBS Total / Weighted Average $40.0 $35.7 $35.7 $4.3 4.7% 9.0 58% Portfolio Total / Weighted Average $5,778.5 $5,256.8 $1,168.1 $516.5 4.8% 3.7 66% 3.1 2Q20 Outstanding Portfolio(8) $5,256.8 *See footnotes on subsequent page 20

Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. (2) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (3) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of remaining commitment to RECOP I. (4) Weighted averages are weighted by current principal amount for senior loans and mezzanine loans and by net equity for our RECOP I CMBS B-Piece investment. (5) L = one-month USD LIBOR rate; greater of (i) spot one-month USD LIBOR rate of 0.16% and (ii) LIBOR floor, where applicable, included in portfolio-wide averages represented as fixed rates. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) For senior loans, loan-to-value ratio ("LTV") LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 4, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for Senior Loan 23, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. (8) Represents Current Principal Amount of Senior Loans and Mezzanine Loans and Net Equity for our RECOP I CMBS B-Piece investment. (9) For Senior Loan 23, Loan per SF of $1,841 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $2,086 based on allocating the full amount of the loan to only the residential units. (10) For Mezzanine Loan 2, Current Principal Amount is gross of $4.7 million write-off (of amortized cost) in 2Q'20. 21

Fully Extended Loan Maturities • Fully extended weighted average loan maturity of 3.7 years(1) Fully Extended Loan Maturities(1) ($ in Millions) $2,500 $2,255.9 $2,000 $1,452.8 $1,500 $1,000 $516.3 $500 $405.5 $334.6 $125.0 $131.0 $0 2020 2021 2022 2023 2024 2025 2026 (1) Excludes RECOP I CMBS B-Piece investment. 22

Consolidated Balance Sheets (in thousands - except share and per share data) June 30, 2020 December 31, 2019 Assets Cash and cash equivalents $ 127,250 $ 67,619 Commercial mortgage loans, held-for-investment 5,113,531 4,931,042 Less: Allowance for credit losses (62,399) - Commercial mortgage loans, held-for-investment, net 5,051,132 4,931,042 Equity method investments 33,606 37,469 Accrued interest receivable 16,860 16,305 Other assets 6,759 4,583 Total Assets $ 5,235,607 $ 5,057,018 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,152,652 $ 2,884,887 Collateralized loan obligation, net 806,645 803,376 Convertible notes, net 139,766 139,075 Loan participations sold, net 64,978 64,966 Dividends payable 24,097 25,036 Accrued interest payable 4,275 6,686 Accounts payable, accrued expenses and other liabilities (1) 5,763 3,363 Due to affiliates 4,928 5,917 Total Liabilities 4,203,104 3,933,306 Commitments and Contingencies Temporary Equity Redeemable preferred stock 2,275 1,694 Permanent Equity Preferred stock, 50,000,000 authorized (1 share with par value of $0.01 issued and outstanding as of March - - 31, 2020 and December 31, 2019, respectively) Common stock, 300,000,000 authorized (55,838,032 and 57,486,583 shares with par value of $0.01 issued and 555 575 outstanding as of March 31, 2020 and December 31, 2019, respectively) Additional paid-in capital 1,168,720 1,165,995 Accumulated deficit (78,048) (8,594) Repurchased stock, 3,511,240 and 1,862,689 shares repurchased as of March 31, 2020 and December 31, (60,999) (35,958) 2019, respectively Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,030,228 1,122,018 Total Permanent Equity 1,030,228 1,122,018 Total Liabilities and Equity $ 5,235,607 $ 5,057,018 (1) Includes $1.9 million and $0.0 million of reserve for unfunded loan commitments at June 30, 2020 and December 31, 2019, respectively. 23

Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended Six Months Ended June 30, 2020 March 31, 2020 June 30, 2019 June 30, 2020 June 30, 2019 Net Interest Income Interest income $ 67,219 $ 71,079 $ 62,944 $ 138,298 $ 127,695 Interest expense 30,563 39,082 37,089 69,645 71,931 Total net interest income 36,656 31,997 25,855 68,653 55,764 Other Income Income (loss) from equity method investments 297 (1,901) 868 (1,604) 1,993 Change in net assets related to CMBS consolidated variable interest entities - - (1,551) - (1,209) Other income 196 360 671 556 1,153 Total other income (loss) 493 (1,541) (12) (1,048) 1,937 Operating Expenses General and administrative 4,046 3,767 2,781 7,813 5,142 Provision for credit losses, net (1,366) 55,274 - 53,908 - Management fees to affiliate 4,218 4,299 4,288 8,517 8,575 Incentive compensation to affiliate 1,249 1,606 1,145 2,855 2,098 Total operating expenses 8,147 64,946 8,214 73,093 15,815 Income (Loss) Before Income Taxes, Preferred Dividends and Redemption Value Adjustment 29,002 (34,490) 17,629 (5,488) 41,886 Income tax expense (benefit) 77 82 280 159 289 Net Income (Loss) 28,925 (34,572) 17,349 (5,647) 41,597 Preferred Stock Dividends and Redemption Value Adjustment 335 592 (32) 927 (489) Net Income (Loss) Attributable to Common Stockholders $ 28,590 $ (35,164) $ 17,381 $ (6,574) $ 42,086 Net Income (Loss) Per Share of Common Stock, Basic $ 0.52 $ (0.61) $ 0.30 $ (0.12) $ 0.73 Net Income (Loss) Per Share of Common Stock, Diluted $ 0.52 $ (0.61) $ 0.30 $ (0.12) $ 0.73 Weighted Average Number of Shares of Common Stock Outstanding, Basic 55,491,937 57,346,726 57,412,522 56,419,332 57,400,023 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 55,504,077 57,346,726 57,507,219 56,419,332 57,492,296 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.43 $ 0.86 $ 0.86 24

Reconciliation of GAAP Net Income to Core Earnings (in thousands - except share and per share data) Three Months Ended June 30, 2020 March 31, 2020 June 30, 2019 Net Income (Loss) Attributable to Common Stockholders $ 28,590 $ (35,164) $ 17,381 Adjustments Non-cash equity compensation expense 1,374 1,607 1,043 Unrealized (gains) or losses(1)(2) 973 3,444 1,979 CECL provision for credit losses, net (1,366) 55,274 - Non-cash convertible notes discount amortization 90 90 90 Mezzanine loan write-off (4,650) - - Core Earnings(2) $ 25,011 $ 25,251 $ 20,493 Weighted Average Shares Outstanding Basic 55,491,937 57,346,726 57,412,522 Diluted 55,504,077 57,432,611 57,507,219 Core Earnings per Weighted Average Share, Basic (3) $ 0.45 $ 0.44 $ 0.36 Core Earnings per Weighted Average Share, Diluted (3) $ 0.45 $ 0.44 $ 0.36 • Although pursuant to the Company’s Management Agreement, KREF calculates the incentive compensation and base management fees due to its Manager using Core Earnings before incentive compensation, beginning with the first quarter of 2020, The Company revised its definition of Core Earnings for reporting purposes to be net of incentive compensation, since the Company believes this is a more meaningful presentation of the economic performance of its common stock. (1) Includes $0.2 million, $0.4 million and ($0.2) million non-cash redemption value adjustment of our SNVPS during 2Q'20, 1Q'20 and 2Q’19, respectively. (2) Includes $0.8 million and $3.0 million of unrealized loss on RECOP I, an equity method investment, during 2Q'20 and 1Q'20, respectively. Includes $2.2 million of unrealized loss on CMBS B-Pieces during 2Q'19. (3) Recasted 2Q'19 Core Earnings per Weighted Average Share, Basic and Diluted, to reflect changes in the definition of Core Earnings for reporting purposes. See Appendix page 26 for definitions. 25

Key Definitions • "Core Earnings": Used by the Company to evaluate the Company's performance excluding the effects of certain transactions and GAAP adjustments the Company believes are not necessarily indicative of the current loan activity and operations. Core Earnings is a measure that is not prepared in accordance with GAAP. The Company defines Core Earnings for reporting purposes as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. • The Company believes that providing Core Earnings on a supplemental basis to its net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of the Company’s business. Although pursuant to the Management Agreement with its Manager, the Company calculates the incentive compensation and base management fees due to its Manager using Core Earnings before incentive compensation, beginning with the first quarter of 2020, the Company revised its definition of Core Earnings for reporting purposes to be net of incentive compensation, since the Company believes this is a more meaningful presentation of the economic performance of its common stock. • Core Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Core Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Core Earnings may not be comparable to similar measures presented by other REITs. • “IRR”: IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The weighted average underwritten IRR for the investments shown reflects the returns underwritten by KKR Real Estate Finance Manager LLC, the Company’s external manager, taking into account certain assumptions around leverage up to no more than the maximum approved advance rate, and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial and future fundings for the total loan commitment and associated loan repayments, and assumes no defaults. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes the one-month spot USD LIBOR as of the date the loan was originated. There can be no assurance that the actual weighted average IRRs will equal the weighted average underwritten IRRs shown. 26